Exhibit 10.1

FIRST AMENDMENT TO THE AMENDED AND RESTATED
TRANSACTION SUPPORT AGREEMENT

This first amendment (this “Amendment”) to the Amended and Restated Transaction Support Agreement dated December 8, 2019 (the “TSA”)1 is made and entered into as of March 2, 2020, by and among the Company, the undersigned Consenting Support Parties constituting the Requisite Consenting Support Parties, and the Sponsors.

WHEREAS, the parties to this Amendment desire to amend the TSA and modify the Commencement Date and Outside Date;

WHEREAS, Section 7.01 of the TSA provides that dates in Section 7 may be extended by mutual agreement among the Company, the Requisite Consenting Support Parties, and the Sponsors, and Section 11 of the TSA further provides that the TSA may be modified, amended, or supplemented in a writing signed by the same parties.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees to amend the TSA as follows:

1.Amendment to TSA.  The TSA is amended as follows:

(a)The reference to “March 2, 2020” in Section 3.01 is deemed replaced with “April 14, 2020”

(b)Section 7.02(a) is deleted and replaced with the following:

“the Commencement Date has not occurred by 11:59 p.m. (Eastern Time) on April 14, 2020; provided that at any time on and after March 16, 2020, any Initial Consenting Support Party may elect, in its sole discretion, to terminate this Agreement as to all Parties by providing 48 hours advance written notice to the Company, the Sponsors and the other Initial Consenting Support Parties of such election;”

(c)Section 7.02(c) is deleted and replaced with the following:

“the Closing has not occurred by 11:59 p.m. (Eastern Time) on April 30, 2020 (the “Outside Date”);”

(d)	Section 7.03(k) is modified by deleting the last word “or”; 7.03(l) is modified by replacing the period with a “; or”; and the following is inserted as Section 7.03(m):

[1]	Capitalized terms used herein but not otherwise defined have the meanings given to them in the TSA.

44670.00001

“the Commencement Date has not occurred by 11:59 p.m. (Eastern Time) on April 14, 2020; provided that at any time on and after March 16, 2020, the Company may elect, in its sole discretion, to terminate this Agreement as to all Parties by providing 48 hours advance written notice to the Consenting Support Parties and the Sponsors of such election.”

(e)	Section 7.04(a) is deleted and replaced with the following:

“the Commencement Date has not occurred by 11:59 p.m. (Eastern Time) on April 14, 2020; provided that at any time on and after March 16, 2020, the Sponsors may elect, in their sole discretion, to terminate this Agreement as to all Parties by providing 48 hours advance written notice to the Company and the Initial Consenting Support Parties of such election;”

(f)The following is inserted as the last sentence of Section 7.06:

“Each Party acknowledges and agrees that no other Party shall have any liability at law or equity, including, without limitation, for any special, indirect, punitive, or consequential damages in contract, tort, warranty, strict liability or otherwise, for any Party’s election to terminate this Agreement in compliance with the terms hereof.”

2.Effectiveness of Amendment.  This Amendment shall be effective on the date hereof and at the time when all counterpart signatures to this Amendment have been executed and delivered by the Company, the Required Consenting Support Parties, and the Sponsors.  Upon effectiveness of this Amendment, whenever the TSA is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the TSA as amended by this Amendment.  All references to the “Agreement”, “herein”, “hereof”, “hereto” or words of similar import in the TSA shall be deemed to include the TSA as amended by this Amendment.

3.Waiver of Any Termination Rights.  This Amendment is being effectuated in accordance with the TSA and, therefore, shall not constitute a termination event thereunder or otherwise constitute a breach by any of the Parties under the TSA.

4.Headings.  Titles and headings in this Amendment are inserted for convenience of reference only and are not intended to affect the interpretation of construction of this Amendment.

5.Counterparts. This Amendment may be signed in one or more counterparts (including by means of facsimile, electronic mail, or PDF signature pages), each of which need not contain the signature of all Parties hereto, and all of such counterparts taken together shall constitute a single agreement.

6.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state, without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity.

Chinos Holdings, Inc.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer
Chinos Intermediate Holdings A, Inc.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer
Chinos Intermediate Holdings B, Inc.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer

J.CREW GROUp, INC.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer

J. CREW Operating Corp.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer

J. CREW inc.

By:	/s/ Vincent Zanna
Name: Vincent Zanna
Title: Chief Financial Officer and Treasurer

TPG CHINOS, L.P.
By: TPG Advisors VI, Inc., its General Partner
By: /s/ Michael LaGatta
Name: Michael LaGatta Title: Vice President
TPG CHINOS CO-INVEST, L.P.
By: TPG Advisors VI, Inc., its General Partner By: /s/ Michael LaGatta Name: Michael LaGatta Title: Vice President

GREEN EQUITY INVESTORS V, L.P.

By: GEI CAPITAL V, LLC, its General Partner

By:  /s/ Andrew Goldberg
Name: Andrew Goldberg
Title: General Counsel

GREEN EQUITY INVESTORS SIDE V, L.P.

By: GEI CAPITAL V, LLC, its General Partner

By: /s/ Andrew Goldberg
Name: Andrew Goldberg
Title: General Counsel

LGP CHINO COINVEST LLC

By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its general partner

By: /s/ Andrew Goldberg
Name:  Andrew Goldberg
Title: General Counsel

Anchorage Capital Group, L.L.C., on behalf of certain funds managed or advised by it or its affiliates

[Remainder of signature page redacted]

Davidson Kempner Capital Management LP, on behalf of certain of its affiliated funds and accounts
[Remainder of signature page redacted]

GSO CAPITAL PARTNERS LP, on behalf of funds managed or advised by it or its affiliates
[Remainder of signature page redacted]